Exhibit 10.1

AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 6 to Amended and Restated Credit Agreement (this “Amendment”) is dated as of June 11, 2008, by and among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Credit Parties”), the lending institutions party to the Credit Agreement, as hereinafter defined (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of February 22, 2005, as amended by the Omnibus Amendment Agreement and Waiver, dated as of January 26, 2007, Amendment No. 2 to Amended and Restated Credit Agreement, dated February 21, 2007, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of September 25, 2007, Amended and Restated Forbearance Agreement and Amendment No. 4 to Credit Agreement, dated as of January 11, 2008, Amendment No. 5 to Amended and Restated Credit Agreement and Waiver, dated as of February 21, 2008, and as the same may from time to time be further amended, restated or otherwise modified, which provides, among other things, for revolving loans, letters of credit and other financial accommodations, all upon certain terms and conditions stated therein (as amended and as the same may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement to modify certain provisions (as defined below);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the Credit Parties, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Credit Agreement.

Section 2. Amendment to Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of “Facility Termination Date” in its entirety as follows:

““Facility Termination Date” shall mean the earlier of (i) July 20, 2009, or (ii) the date that the Total Commitment is terminated pursuant to Section 10.2 hereof.”

Section 3. Effectiveness.

3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i) Amendment Executed. This Amendment shall have been executed by each Credit Party, the Administrative Agent and each Lender, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) Term Loan Agreement Amendment No. 2. The Administrative Agent shall have received a certified copy of the executed Amendment No. 2 to Term Loan Agreement, dated as of June 11, 2008, by and among the Borrower, the subsidiary guarantors signatory thereto, the lenders signatory thereto and KBCM Bridge LLC, as a lender and as administrative agent, which shall be in full force and effect and in form and substance satisfactory to the Administrative Agent.

(iii) Other Conditions. The Borrower shall have satisfied such other conditions as the Administrative Agent may reasonably request relating to the transactions contemplated hereby.

3.2 Effective Date. This Amendment shall be effective on the date upon which the conditions precedent set forth in Section 3.1 above are satisfied. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after such date.

Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) such Credit Party has the legal power and authority to execute and deliver this Amendment, (b) the officer executing this Amendment on its behalf has been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof, (c) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment, and (d) as of the date hereof, such Credit Party has no claim or offset against, or defense or counterclaim to, its obligations or liabilities under the Credit Agreement or any other Credit Document.

Section 5. Miscellaneous.

5.1 Waiver. Each Credit Party, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims, in each case arising on or prior to the date of this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.2 Subsidiary Guarantors. Each Subsidiary Guarantor consents and agrees to and acknowledges the terms of this Amendment and specifically acknowledges the terms of and consents to the amendments set forth in this Amendment. Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

5.3 Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any Credit Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Credit Document.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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5.5 Expenses. The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

5.6 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

5.7 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

5.8 Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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5.9 JURY TRIAL WAIVER. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE BORROWER:

AMERICAN DENTAL PARTNERS, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President, Planning and
Investment

THE SUBSIDIARY GUARANTORS:

ADP OF NEW YORK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ALABAMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF CALIFORNIA, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF LOUISIANA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF MARYLAND, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF MICHIGAN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF MISSOURI, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF NORTH CAROLINA, LLC, a Subsidiary
Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF OKLAHOMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF PENNSYLVANIA, LLC, a Subsidiary
Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF TENNESSEE, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS
OF VIRGINIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PROFESSIONAL
SERVICES, LLC, a Subsidiary Guarantor

By:	/s/ Breht T. Feigh
Name:	Breht T. Feigh
Title:	Vice President

APPLE PARK ASSOCIATES, INC.,
a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF
ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF
WISCONSIN, LLC,
a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

PDHC, LTD., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL MANAGEMENT, INC.,
a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL PARTNERS, LP,
a Subsidiary Guarantor

By:	TEXAS DENTAL MANAGEMENT, INC.,
as its General Partner

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

VOSS DENTAL LAB, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

ADP-CFK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS—USA, LLC, a Subsidiary
Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS OF ARIZONA, LLC, a
Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF
MINNESOTA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

METROPOLITAN DENTAL HOLDINGS, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

METROPOLITAN DENTAL MANAGEMENT, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

THE ADMINISTRATIVE AGENT AND THE LENDERS:

KEYBANK NATIONAL ASSOCIATION, as a Lender, a Letter of Credit Issuer and Administrative Agent

By:	/s/ J.T. Taylor
Name:	J.T. Taylor
Title:	Senior Vice President

TDBANKNORTH, N.A.

By:	/s/ Jeffrey R. Westling
Name:	Jeffrey R. Westling
Title:	Senior Vice President

RBS CITIZENS N.A.

By:	/s/ Michael Ouellet
Name:	Michael Ouellet
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President